Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Small Cap Value Fund

(formerly AMG Managers Skyline Special Equities Fund)

Supplement dated March 15, 2021 to the Statement of Additional Information, dated May 1, 2020,

as supplemented December 4, 2020 and February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small Cap Value Fund (formerly AMG Managers Skyline Special Equities Fund) (the “Fund”), a series of AMG Funds, contained in the Fund’s Statement of Additional Information (the “Existing SAI”), dated and supplemented as noted above.

EFFECTIVE MARCH 15, 2021, SHARES OF THE FUND ARE NO LONGER OFFERED UNDER THE EXISTING SAI. SHARES OF THE FUND WILL BE OFFERED UNDER A NEW STATEMENT OF ADDITIONAL INFORMATION (THE “NEW STATEMENT OF ADDITIONAL INFORMATION”), DATED MARCH 15, 2021.

The New Statement of Additional Information contain important information about the Fund. All interested persons and prospective shareholders may visit https://www.amgfunds.com/resources/order_literature.html or call AMG Funds LLC, the investment manager of the Fund, toll-free at 800.548.4539 to obtain copies of the New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE